UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2017

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

660 Madison Avenue, Suite 1700 New York, New York	10065
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2017, at the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) of SIGA Technologies, Inc. (the “Company”), our stockholders approved the increase in the number of shares of our common stock available for awards under the Company’s 2010 Stock Incentive Plan from 4,500,000 shares to 8,500,000 shares.  The increase was embodied (subject to stockholder approval) in an amendment and restatement of such plan that was approved by our Board of Directors on April 18, 2017.  Our named executive officers may participate in our Amended and Restated 2010 Stock Incentive Plan.  For a description of our Amended and Restated 2010 Stock Incentive Plan, please see Proposal No. 2 in our proxy statement for the 2017 Annual Meeting filed with the Securities and Exchange Commission on April 17, 2017 (the “Proxy Statement”), which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the Amended and Restated 2010 Stock Incentive Plan, a copy of which is set forth as Annex A to the Proxy Statement.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held the 2017 Annual Meeting in New York, New York. Stockholders representing 68,294,654 shares of common stock, or 86.69% of the shares of common stock outstanding as of the March 31, 2017 record date, were present in person or were represented at the meeting by proxy. The items listed below were submitted to a vote of the stockholders present, in person or by proxy, and entitled to vote at the 2017 Annual Meeting. Final voting results are shown below.

At the 2017 Annual Meeting, the stockholders of the Company (i) elected nine director nominees to hold office until the earlier of the 2018 Annual Meeting of Stockholders of the Company or until their successors are elected and qualified or until their earlier resignation or removal, (ii) approved the increase in the number of shares of our common stock available for awards under our 2010 Stock Incentive Plan from 4,500,000 shares to 8,500,000 shares under an amendment and restatement of such plan, (iii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, (iv) approved, on a non-binding advisory basis, a  proposal that future advisory votes on the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement take place every three years, and (v) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent certified public accountants for the fiscal year ending December 31, 2017.  Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

(1)	Election of the following individuals to hold office as directors of the Company for terms of one year.

Number of Shares Voted

Name	For	Withheld

Eric A. Rose, M.D.	43,170,443	2,396,444

James J. Antal	39,775,045	5,791,842

Michael J. Bayer	40,174,790	5,392,097

Thomas E. Constance	45,138,518	428,369

Phillip L. Gomez	45,320,049	246,838

Jeffrey B. Kindler	40,096,349	5,470,538

Joseph W. Marshall, III	45,314,465	252,422

Michael C. Plansky	45,309,299	257,588

Paul G. Savas	44,410,575	1,156,312

With respect to each director nominee, there were 22,727,767 broker “non-votes”.

(2)
Approval of an amendment and restatement of the Company’s 2010 Stock Incentive Plan to increase the maximum number of shares of common stock available for issuance under the 2010 Stock Incentive Plan from 4,500,000 shares to 8,500,000 shares and to promote tax efficiency for certain types of performance-based compensation.

Number of Shares Voted

For	Against	Abstain
41,733,152	3,734,819	98,916

(3)	Stockholder approval, on a non-binding advisory basis, of the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement.

Number of Shares Voted

For	Against	Abstain
41,287,938	4,130,494	148,455

(4)	Stockholder approval, on a non-binding advisory basis, on the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers as disclosed in the 2017 Proxy Statement.

Number of Shares Voted

1 year	2 years	3 years	Abstain
13,842,860	454,566	30,731,876	537,585

(5)	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.

Number of Shares Voted

For	Against	Abstain
66,997,792	787,586	509,276

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGA TECHNOLOGIES, INC.

	By:	/s/ Daniel J. Luckshire
	Name:	Daniel J. Luckshire
	Title:	Chief Financial Officer

Date: May 25, 2017